                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                               --------------------
                                                     FORM 8-K

                                                  CURRENT REPORT
                                                    Pursuant to

                                              Section 13 or 15(d) of

                                        THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of Earliest Event Reported): September 19, 2003
                                                                         ------------------
                                               --------------------
                                               U.S. Can Corporation
                              (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                             700 East Butterfield Rd.
                                                     Suite 250
                                                 Lombard, IL 60148

                           (Address, of principal executive offices, including zip code)

                                                  (630) 678-8000

                                (Registrant's Telephone number including area code)

Item 5.           Other Events.
                  -------------

                  U.S. Can  Corporation  (the  "Company") is filing this Current Report on Form 8-K, which includes as exhibit 99(a) the Company's  consolidated  financial statements for the three years ended December 31, 2002 that were  originally  filed in Item 8 of the Company's  Annual Report on Form 10-K for the year ended December 31, 2002
(the "Form 10-K"), to report  reclassifications  in the Company's financial statements in accordance with Statement of Financial  Accounting  Standards No. 145,  "Rescission of FASB  Statements No. 4, 44, and 46,  Amendment of FASB
Statement No. 13, and Technical Corrections" (SFAS No. 145).

                  The  Company  has  adopted  SFAS No.  145.  In  accordance  with SFAS No.  145,  the Company reviewed the criteria in APB Opinion 30 as it relates to the Company's  early  extinguishment  of debt in 2000. APB
Opinion 30 states that for an item to be considered  extraordinary,  the underlying  event or  transaction  causing the gain or loss  should be unusual in nature and should be of a type that  would not  reasonably  be  expected  to recur  in the  foreseeable  future.  Based  on its  review,  the  Company  determined  that  the  loss  from  early extinguishment  of debt in 2000 does not meet the  criteria in Opinion 30 for  classification  as an  extraordinary item.  As such,  the Company  has  reported  its 2000 loss from early  extinguishment  of debt as a deduction  from income  before  income  taxes.  The  restatement  did not affect the  Company's  financial  position  or results of operations.

                  This filing  does not update the  Company's  disclosures  in its Form 10-K except for the effects of the  reclassification  discussed  above. For information on other  developments  regarding the Company since the filing on Form 10-K, please refer to the Company's reports filed under the Securities Exchange Act of 1934.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
         --------

         99(a)    Audited consolidated financial statements of the Company for the fiscal year ended December 31,
                  2002.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By: /s/ Sandra K. Vollman
                                                         ---------------------------------
                                                     Name:    Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: September 19, 2003